SUMMARY PROSPECTUS 2009 Marshall Large-Cap Growth Fund	MARSHALL FUNDS December 29, 2009 Institutional Class Ticker MLCIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com/i-reports. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an email request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2009, and Annual Report dated August 31, 2009 are incorporated by reference into this Summary Prospectus.

Investment Goal

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver and Expense Reimbursement(1)	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	0.99%

(1)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent Institutional Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.99% through December 31, 2010. The Adviser may not terminate this arrangement prior to December 31, 2010 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2010. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$101
3 Years	$347
5 Years	$613
10 Years	$1,373

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size to those within the Russell 1000 Growth Index. These large-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 1000 Growth Index, which as of August 31, 2009 was between $258 million and $337.4 billion. The median market capitalization of companies in the Russell 1000 Growth Index as of the same period was $4.0 billion. The Adviser looks for high quality companies with sustainable earnings growth that are available at reasonable prices.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

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Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund and provide some indication of the risks of investing in the Fund. Because the Institutional Class shares of the Fund do not have a full calendar year of performance, the following return information shows the historical performance of the Fund’s Investor Class shares (which are offered in a separate prospectus) and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Annual Total Returns (calendar years 1999-2008)

The return for the Investor Class shares of the Fund from January 1, 2009 through September 30, 2009 was 26.30%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/99	13.46%
Worst quarter	12/31/08	(22.17)%

Average Annual Total Returns through 12/31/08

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	(39.39)%	(3.03)%	(3.19)%
Return After Taxes on Distributions	(39.40)%	(3.90)%	(3.85)%
Return After Taxes on Distributions and Sale of Fund Shares	(25.59)%	(2.41)%	(2.59)%
LLCGFI (reflects no deduction for sales charges or taxes)	(41.39)%	(3.99)%	(4.76)%
Russell 1000 Growth (reflects no deduction for fees, expenses or taxes)	(38.44)%	(3.42)%	(4.27)%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares.

The Fund’s returns reflect fee waivers and/or expense reimbursements that were in effect during one or more of the periods presented. Absent such fee waivers and/or expense reimbursements, the returns would have been lower.

The Lipper Large-Cap Growth Funds Index (LLCGFI) is an average of the 30 largest mutual funds in this Lipper category.

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The Russell 1000 Growth Index (Russell 1000 Growth) measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Alan K. Creech, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since March 2007 and has been employed by the Adviser since 2004. Robert G. Cummisford, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since March 2007 and has been employed by the Adviser since 2004.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $2 million. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Institutional Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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